SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549

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                                  FORM 8-K

                                CURRENT REPORT
                  PURSUANT TO SECTION 13 OR 15(d) OF THE
                       SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): September 22, 1997

                                CRIIMI MAE Inc.
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(Exact name of registrant as specified in its charter)


         Maryland                  1-10360                 52-1622022
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(State or other jurisdiction     (Commission             (I.R.S. Employer
   of incorporation)              File Number)            Identification No.)


11200 Rockville Pike, Rockville, Maryland                       20852
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(Address of principal executive office)                        (Zip code)


Registrant's telephone number including area code: (301) 816-2300
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(Former name or former address, if changed since last report)

                          Exhibit Index on Page 4
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Item 5. Other Events.

     CRIIMI MAE Inc.(the "Company") has issued, pursuant to its registration statement on Form S-3 filed with the Securities and Exchange Commission on June 9, 1997 (Commission File Number 333-28823)(the "Registration Statement"), as supplemented by a Prospectus Supplement thereto dated September 22, 1997 (the "Prospectus Supplement"), 150,000 shares of Series C Cumulative Convertible Preferred Stock of the Company, $.01 par value per share (the "Series C Preferred Shares"), at an aggregate offering price of $15,000,000. The Series C Preferred Shares were placed with a single European institutional investor pursuant to the terms of a Preferred Stock Purchase Agreement dated as of March 31, 1997, as amended by the First Amendment to Preferred Stock Purchase Agreement dated as of May 9, 1997, copies of which are attached hereto as Exhibit 10.1 and Exhibit 10.2, respectively, and are incorporated in their entirety by reference in response to this Item 5 (collectively, the "Purchase Agreement"). In connection with this offering, the Company paid $450,000 (equal to $3.00 per Series C Preferred Share) to exercise a put option the Company acquired from such European institutional investor pursuant to the Purchase Agreement. The Company issued a press release on September 23, 1997 concerning the issuance of the Series C Preferred Shares, a copy of which is attached hereto as Exhibit 99.1, and is incorporated in its entirety by reference in response to this Item 5.

The terms and provisions of the Series C Preferred Shares are set forth in Articles Supplementary to the Articles of Incorporation of the Company, a copy of which is attached hereto as Exhibit 4.1 and is incorporated in its entirety by reference in response to this Item 5.


Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits.

c)  Exhibits

4.1     Articles Supplementary with respect to Series C Preferred Shares

4.2     Form of specimen certificate representing Series C Preferred Shares

10.1    Preferred Stock Purchase Agreement dated as of March 31, 1997

10.2    First Amendment to Preferred Stock Purchase Agreement dated as of May
        9, 1997

99.1   Press Release

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                            SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                          CRIIMI MAE Inc.


Date:      September 22, 1997          By: /s/ H. William Willoughby
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                                               H. William Willoughby
                                               President

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                            INDEX TO EXHIBITS

                                 FORM 8-K

                                                                        Page
                                                                        ----

4.1    Articles Supplementary with respect to Series C Preferred Shares

4.2    Form of specimen certificate representing Series C Preferred Shares

10.1   Preferred Stock Purchase Agreement dated as of March 31, 1997

10.2   First Amendment to Preferred Stock Purchase Agreement dated as of May
       9, 1997

99.1   Press Release